Exhibit 10.5

Execution Copy

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of April 30, 2013 (this “Supplemental Indenture”), by and among Dex One Corporation (f/k/a R.H. Donnelley Corporation), a Delaware corporation (“Old Dex”), Newdex, Inc., a Delaware corporation (to be renamed Dex Media, Inc. in connection with the SuperMedia Merger (as defined below), “New Dex”), and The Bank of New York Mellon, as trustee under the indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, Old Dex and the Trustee are parties to that certain Indenture, dated as of January 29, 2010 (the “Indenture”), related to Old Dex’s 12%/14% Senior Subordinated Notes Due 2017 (the “Notes”);

WHEREAS, in connection with the proposed merger of SuperMedia Inc., a Delaware corporation (“SuperMedia”), with and into a wholly-owned subsidiary of Old Dex, with SuperMedia as the surviving entity (the “SuperMedia Merger”), the board of directors of Old Dex have authorized the merger of Old Dex with and into New Dex, with New Dex as the surviving entity (the “New Dex Merger”);

WHEREAS, the New Dex Merger will occur immediately prior to the SuperMedia Merger;

WHEREAS, in connection with the New Dex Merger, Old Dex desires to cause New Dex, and New Dex agrees, to expressly assume the due and punctual payment of the principal amount of the Notes, and any accrued and unpaid interest on such principal amount, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of the Indenture to be performed by Old Dex, as the “Company”, in accordance with Section 5.01(a)(2) of the Indenture;

WHEREAS, pursuant to Section 8.01(a)(1) of the Indenture, the Trustee and the Company are authorized to amend or supplement such Indenture without the consent of any Holder to cure any ambiguity, omission, defect, mistake or inconsistency;

WHEREAS, there is a defect or mistake in the “Non-Recourse Debt” definition of the Indenture which the Company desires to cure pursuant to this Supplemental Indenture;

WHEREAS, there is a defect or mistake in Section 8.06 of the Indenture which the Company desires to cure pursuant to this Supplemental Indenture; and

WHEREAS, pursuant to Section 8.01(a)(2) of the Indenture, the Trustee and the Company are authorized to amend or supplement such Indenture without the consent of any Holder to comply with Section 5.01 of the Indenture and, pursuant to Section 8.01(b) of the Indenture, the Company requests the Trustee to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Old Dex, New Dex and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.                                      CAPITALIZED TERMS.  Capitalized terms used herein without definition shall have the meanings assigned to them in the applicable Indenture.

2.                                      ASSUMPTION.  New Dex hereby agrees, effective contemporaneously with the consummation of the New Dex Merger, to expressly assume the due and punctual payment of the principal amount of the Notes, and any accrued and unpaid interest on such principal amount, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of the Indenture to be performed by the Company in accordance with Section 5.01(a)(2) of the Indenture.

3.                                      NOTICES.  All notices or other communications to New Dex shall be given as provided in Section 12.02 of the Indenture; provided, that all references to “R.H. Donnelley Corporation” shall be deemed to refer to “Dex Media, Inc.”

4.                                      AMENDMENT TO CERTAIN DEFINITION.  The “Non-Recourse Debt” definition in the Indenture is deleted in its entirety and replaced with the following:

“Non-Recourse Debt”, with respect to a Person, means Debt:

(a) as to which such Person does not provide any guarantee or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Debt) or is not directly or indirectly liable (as a guarantor or otherwise) or as to which there is not any recourse to the assets of such Person; and

(b) with respect to which no default would permit (upon notice, lapse of time or both) any holder of any other Debt of such Person to declare a default under such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity;

provided; however; that any Debt the payment of which is secured by a Lien on the Capital Stock of a direct Subsidiary of such Person to the extent such Lien solely secures Debt of such Subsidiary shall constitute Non-Recourse Debt of such Person so long as the pledge of the Capital Stock has no claim whatsoever against such Person in respect of such Subsidiary’s Debt other than (i) to obtain such Capital Stock or (ii) in connection with any representations, warranties, covenants and indemnities in respect of the pledge of such Capital Stock and determined by such Person to be customary in financings of a similar type.”

5.                                      AMENDMENT TO INDENTURE.  The reference to “Section 11.04” in Section 8.06 of the Indenture is deleted and replaced with “Section 12.04”

6.                                      RATIFICATION OF THE INDENTURE.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound by the Indenture (as amended by this Supplemental Indenture).

7.                                      GOVERNING LAW.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

8.                                      COUNTERPARTS.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in

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lieu of the original Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

9.                                      EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not affect the construction hereof.

10.                               THE TRUST INDENTURE ACT.  This Supplemental Indenture is subject to the provisions of the TIA that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions.  If any provision in this Supplemental Indenture limits, qualifies or conflicts with another provision hereof which is required to be included herein by any provisions of the TIA, such required provision shall control.

11.                               SEPARABILITY CLAUSE.  In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.                               THE TRUSTEE.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.  The recitals and statements herein are deemed to be those of the Company and not those of the Trustee, and the Trustee assumes no responsibility for their correctness.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

DEX ONE CORPORATION,
as Old Dex

By:	/s/ Mark W. Hianik
Name:	Mark W. Hianik
Title:	Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

Newdex, Inc.,
as New Dex

By:	/s/ Mark W. Hianik
Name:	Mark W. Hianik
Title:	Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

Signature Page to Third Supplemental Indenture

The Bank of New York Mellon, as the Trustee

By:	/s/ Francine Kincaid
Name:	Francine Kincaid
Title:	Vice President

[Signature Page to First Supplemental Indenture]